84211 6/02
Prospectus Supplement
dated June 6, 2002 to:

PUTNAM GLOBAL GROWTH FUND
Prospectus dated February 28, 2002, as revised May 30, 2002

The prospectus is revised as follows:

The "Investment Category" designated on the front cover is changed to "Blend."

The description of main investment strategies under "Fund summary" is revised to read:

MAIN INVESTMENT STRATEGIES -- GLOBAL STOCKS